Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2021 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	—	348	10,115	—	10,115
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	5,867	282	—	6,149	—	6,149
Orlando, FL	5,274	—	—	5,274	299	5,573
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	21	4,888
Fort Worth, TX	4,249	168	—	4,417	—	4,417
Nashville, TN	4,375	—	—	4,375	—	4,375
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	—	345	2,968	—	2,968
Greenville, SC	2,084	271	—	2,355	—	2,355
Savannah, GA	1,837	382	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,076	549	—	7,625	46	7,671
Total Multifamily Units	97,003	1,652	693	99,348	366	99,714

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2021			Average Effective	As of June 30, 2021
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2021	Completed Units	Total Units, Including Development
Atlanta, GA	$2,017,324	14.2%	95.2%	$1,505	11,434
Dallas, TX	1,429,262	10.1%	95.6%	1,314	9,767
Charlotte, NC	977,038	6.9%	96.4%	1,271	6,149
Washington, DC	972,514	6.9%	95.4%	1,808	4,080
Tampa, FL	887,261	6.3%	97.0%	1,583	5,220
Austin, TX	854,206	6.0%	95.4%	1,305	7,117
Orlando, FL	835,465	5.9%	96.0%	1,484	5,274
Raleigh/Durham, NC	704,914	5.0%	95.6%	1,206	5,350
Houston, TX	611,631	4.3%	95.7%	1,217	4,867
Nashville, TN	537,741	3.8%	95.5%	1,345	4,375
Fort Worth, TX	427,190	3.0%	96.5%	1,231	4,417
Charleston, SC	406,918	2.9%	96.7%	1,308	3,168
Phoenix, AZ	381,168	2.7%	96.6%	1,370	2,623
Jacksonville, FL	293,967	2.1%	97.3%	1,211	3,496
Richmond, VA	268,346	1.9%	96.6%	1,288	2,004
Savannah, GA	245,982	1.7%	96.8%	1,180	2,219
Greenville, SC	229,345	1.6%	97.0%	1,045	2,355
Denver, CO	211,666	1.5%	95.2%	1,658	812
Kansas City, MO-KS	187,125	1.3%	96.0%	1,313	1,110
San Antonio, TX	164,091	1.2%	96.7%	1,148	1,504
Birmingham, AL	160,903	1.1%	96.4%	1,143	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$186,700	1.3%	97.3%	$1,071	2,754
Florida	178,803	1.3%	97.1%	1,422	1,806
Alabama	162,649	1.1%	97.1%	1,133	1,648
Virginia	153,990	1.1%	97.9%	1,420	1,039
Kentucky	94,499	0.7%	97.0%	950	1,308
Nevada	71,551	0.5%	96.1%	1,247	721
South Carolina	36,513	0.3%	93.2%	972	576
Stabilized Communities	$13,688,762	96.7%	96.1%	$1,335	98,655
Orlando, FL	$148,845	1.1%	12.5%	2,005	299	633
Phoenix, AZ	102,399	0.7%	46.7%	1,715	345	662
Denver, CO	67,748	0.5%	10.8%	1,750	46	306
Dallas, TX	65,483	0.5%	92.5%	1,566	348	348
Houston, TX	43,711	0.3%	3.6%	1,621	21	308
Austin, TX	17,930	0.1%				350
Atlanta, GA	14,233	0.1%				340
Salt Lake City, UT	13,015	0.1%				400
Lease-up / Development Communities	$473,364	3.3%	31.3%	$1,748	1,059	3,347
Total Multifamily Communities	$14,162,126	100.0%	94.7%	$1,339	99,714	102,002

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of June 30, 2021		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2021	June 30, 2020	Percent Change
Operating Revenues
Same Store Communities	97,003	$13,391,101	$417,322	$398,722	4.7%
Non-Same Store Communities	1,652	297,661	11,662	10,106
Lease-up/Development Communities	1,059	473,364	2,039	48
Total Multifamily Portfolio	99,714	$14,162,126	$431,023	$408,876
Commercial Property/Land	—	274,747	5,904	4,150
Total Operating Revenues	99,714	$14,436,873	$436,927	$413,026

Property Operating Expenses
Same Store Communities			$160,251	$150,688	6.3%
Non-Same Store Communities			4,607	4,416
Lease-up/Development Communities			1,481	144
Total Multifamily Portfolio			$166,339	$155,248
Commercial Property/Land			2,422	2,223
Total Property Operating Expenses			$168,761	$157,471

Net Operating Income
Same Store Communities			$257,071	$248,034	3.6%
Non-Same Store Communities			7,055	5,690
Lease-up/Development Communities			558	(96)
Total Multifamily Portfolio			$264,684	$253,628
Commercial Property/Land			3,482	1,927
Total Net Operating Income			$268,166	$255,555	4.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	Percent Change	June 30, 2021	June 30, 2020	Percent Change
Personnel	$34,834	$33,427	4.2%	$68,643	$66,555	3.1%
Building Repair and Maintenance	20,735	18,634	11.3%	37,869	35,299	7.3%
Utilities	28,619	28,034	2.1%	57,380	54,725	4.9%
Marketing	6,068	5,959	1.8%	11,366	10,632	6.9%
Office Operations	5,701	4,790	19.0%	11,290	10,203	10.7%
Property Taxes	58,751	56,531	3.9%	116,965	113,051	3.5%
Insurance	5,543	3,313	67.3%	11,045	6,559	68.4%
Total Property Operating Expenses	$160,251	$150,688	6.3%	$314,558	$297,024	5.9%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Atlanta, GA	11,434	13.1%	95.8%	94.8%	95.3%	94.8%
Dallas, TX	9,767	8.7%	95.9%	95.0%	95.5%	95.3%
Tampa, FL	5,220	6.8%	97.5%	95.5%	97.3%	95.5%
Charlotte, NC	5,867	6.4%	96.6%	95.7%	96.3%	96.0%
Washington, DC	4,080	6.2%	96.5%	96.3%	96.3%	96.3%
Orlando, FL	5,274	6.0%	96.0%	94.6%	95.7%	94.9%
Austin, TX	7,117	6.0%	95.9%	95.3%	95.6%	95.6%
Raleigh/Durham, NC	5,350	5.4%	96.1%	96.0%	95.9%	96.2%
Nashville, TN	4,375	4.6%	95.9%	95.1%	95.2%	95.4%
Houston, TX	4,867	3.9%	95.1%	94.5%	94.5%	94.8%
Fort Worth, TX	4,249	3.9%	96.6%	95.6%	96.1%	95.3%
Jacksonville, FL	3,496	3.4%	97.8%	96.2%	97.7%	96.1%
Charleston, SC	3,168	3.3%	96.7%	95.7%	96.2%	95.6%
Phoenix, AZ	2,623	3.3%	97.2%	95.4%	97.1%	96.2%
Richmond, VA	2,004	2.2%	97.0%	96.6%	96.9%	96.4%
Savannah, GA	1,837	1.8%	97.4%	95.0%	97.3%	95.4%
Greenville, SC	2,084	1.6%	96.9%	95.9%	96.5%	95.2%
Memphis, TN	1,811	1.6%	97.7%	96.7%	97.7%	96.2%
Birmingham, AL	1,462	1.3%	96.8%	96.4%	96.7%	96.2%
Huntsville, AL	1,228	1.2%	97.6%	97.2%	97.2%	97.2%
San Antonio, TX	1,504	1.2%	97.0%	96.3%	95.9%	96.3%
Kansas City, MO-KS	1,110	1.1%	95.3%	95.1%	94.6%	95.4%
Other	7,076	7.0%	97.1%	95.2%	96.7%	95.3%
Total Same Store	97,003	100.0%	96.4%	95.4%	96.0%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg
Atlanta, GA	11,434	$54,281	$52,261	3.9%	$20,642	$19,782	4.3%	$33,639	$32,479	3.6%	$1,505	$1,462	2.9%
Dallas, TX	9,767	40,743	39,941	2.0%	18,432	17,592	4.8%	22,311	22,349	(0.2)%	1,314	1,302	0.9%
Tampa, FL	5,220	26,600	24,504	8.6%	9,191	8,607	6.8%	17,409	15,897	9.5%	1,583	1,493	6.0%
Charlotte, NC	5,867	24,333	23,715	2.6%	7,887	7,542	4.6%	16,446	16,173	1.7%	1,281	1,261	1.6%
Washington, DC	4,080	23,260	23,170	0.4%	7,202	6,861	5.0%	16,058	16,309	(1.5)%	1,808	1,809	(0.0)%
Orlando, FL	5,274	25,084	24,040	4.3%	9,584	9,099	5.3%	15,500	14,941	3.7%	1,484	1,468	1.1%
Austin, TX	7,117	29,701	29,204	1.7%	14,390	12,901	11.5%	15,311	16,303	(6.1)%	1,305	1,277	2.2%
Raleigh/Durham, NC	5,350	21,056	20,457	2.9%	7,279	7,257	0.3%	13,777	13,200	4.4%	1,206	1,166	3.5%
Nashville, TN	4,375	18,931	18,089	4.7%	7,007	6,825	2.7%	11,924	11,264	5.9%	1,345	1,311	2.6%
Houston, TX	4,867	18,984	18,656	1.8%	8,941	7,682	16.4%	10,043	10,974	(8.5)%	1,217	1,223	(0.5)%
Fort Worth, TX	4,249	17,545	16,656	5.3%	7,520	7,041	6.8%	10,025	9,615	4.3%	1,227	1,179	4.0%
Jacksonville, FL	3,496	13,480	12,532	7.6%	4,743	4,443	6.8%	8,737	8,089	8.0%	1,211	1,151	5.2%
Charleston, SC	3,168	13,469	12,587	7.0%	4,941	4,768	3.6%	8,528	7,819	9.1%	1,308	1,238	5.7%
Phoenix, AZ	2,623	11,627	10,755	8.1%	3,222	3,055	5.5%	8,405	7,700	9.2%	1,370	1,283	6.7%
Richmond, VA	2,004	8,486	7,966	6.5%	2,755	2,611	5.5%	5,731	5,355	7.0%	1,288	1,219	5.7%
Savannah, GA	1,837	7,472	6,732	11.0%	2,905	2,368	22.7%	4,567	4,364	4.7%	1,217	1,142	6.6%
Greenville, SC	2,084	7,013	6,523	7.5%	2,784	2,712	2.7%	4,229	3,811	11.0%	979	938	4.4%
Memphis, TN	1,811	6,688	6,007	11.3%	2,510	2,373	5.8%	4,178	3,634	15.0%	1,116	1,032	8.2%
Birmingham, AL	1,462	5,610	5,273	6.4%	2,229	2,137	4.3%	3,381	3,136	7.8%	1,143	1,071	6.7%
Huntsville, AL	1,228	4,581	4,043	13.3%	1,395	1,379	1.2%	3,186	2,664	19.6%	1,089	984	10.7%
San Antonio, TX	1,504	5,647	5,444	3.7%	2,663	2,423	9.9%	2,984	3,021	(1.2)%	1,148	1,117	2.8%
Kansas City, MO-KS	1,110	4,609	4,493	2.6%	1,736	1,594	8.9%	2,873	2,899	(0.9)%	1,313	1,286	2.1%
Other	7,076	28,122	25,674	9.5%	10,293	9,636	6.8%	17,829	16,038	11.2%	1,222	1,160	5.4%
Total Same Store	97,003	$417,322	$398,722	4.7%	$160,251	$150,688	6.3%	$257,071	$248,034	3.6%	$1,335	$1,294	3.1%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2021	Q1 2021	% Chg	Q2 2021	Q1 2021	% Chg	Q2 2021	Q1 2021	% Chg	Q2 2021	Q1 2021	% Chg
Atlanta, GA	11,434	$54,281	$53,106	2.2%	$20,642	$19,807	4.2%	$33,639	$33,299	1.0%	$1,505	$1,473	2.1%
Dallas, TX	9,767	40,743	39,920	2.1%	18,432	18,140	1.6%	22,311	21,780	2.4%	1,314	1,292	1.7%
Tampa, FL	5,220	26,600	25,872	2.8%	9,191	9,115	0.8%	17,409	16,757	3.9%	1,583	1,534	3.2%
Charlotte, NC	5,867	24,333	23,770	2.4%	7,887	7,304	8.0%	16,446	16,466	(0.1)%	1,281	1,254	2.1%
Washington, DC	4,080	23,260	22,977	1.2%	7,202	7,300	(1.3)%	16,058	15,677	2.4%	1,808	1,789	1.1%
Orlando, FL	5,274	25,084	24,598	2.0%	9,584	9,193	4.3%	15,500	15,405	0.6%	1,484	1,454	2.1%
Austin, TX	7,117	29,701	28,955	2.6%	14,390	13,530	6.4%	15,311	15,425	(0.7)%	1,305	1,272	2.6%
Raleigh/Durham, NC	5,350	21,056	20,845	1.0%	7,279	6,770	7.5%	13,777	14,075	(2.1)%	1,206	1,183	2.0%
Nashville, TN	4,375	18,931	18,302	3.4%	7,007	6,697	4.6%	11,924	11,605	2.7%	1,345	1,313	2.5%
Houston, TX	4,867	18,984	18,523	2.5%	8,941	8,359	7.0%	10,043	10,164	(1.2)%	1,217	1,206	0.9%
Fort Worth, TX	4,249	17,545	17,016	3.1%	7,520	7,307	2.9%	10,025	9,709	3.3%	1,227	1,198	2.4%
Jacksonville, FL	3,496	13,480	13,134	2.6%	4,743	4,574	3.7%	8,737	8,560	2.1%	1,211	1,180	2.6%
Charleston, SC	3,168	13,469	13,057	3.2%	4,941	4,708	4.9%	8,528	8,349	2.1%	1,308	1,271	2.9%
Phoenix, AZ	2,623	11,627	11,262	3.2%	3,222	3,126	3.1%	8,405	8,136	3.3%	1,370	1,328	3.1%
Richmond, VA	2,004	8,486	8,282	2.5%	2,755	2,770	(0.5)%	5,731	5,512	4.0%	1,288	1,256	2.5%
Savannah, GA	1,837	7,472	7,155	4.4%	2,905	2,715	7.0%	4,567	4,440	2.9%	1,217	1,172	3.9%
Greenville, SC	2,084	7,013	6,846	2.4%	2,784	2,615	6.5%	4,229	4,231	(0.0)%	979	961	1.9%
Memphis, TN	1,811	6,688	6,442	3.8%	2,510	2,575	(2.5)%	4,178	3,867	8.0%	1,116	1,077	3.6%
Birmingham, AL	1,462	5,610	5,529	1.5%	2,229	2,164	3.0%	3,381	3,365	0.5%	1,143	1,109	3.1%
Huntsville, AL	1,228	4,581	4,435	3.3%	1,395	1,499	(6.9)%	3,186	2,936	8.5%	1,089	1,054	3.3%
San Antonio, TX	1,504	5,647	5,377	5.0%	2,663	2,371	12.3%	2,984	3,006	(0.7)%	1,148	1,128	1.8%
Kansas City, MO-KS	1,110	4,609	4,501	2.4%	1,736	1,688	2.8%	2,873	2,813	2.1%	1,313	1,291	1.7%
Other	7,076	28,122	27,133	3.6%	10,293	9,980	3.1%	17,829	17,153	3.9%	1,222	1,187	2.9%
Total Same Store	97,003	$417,322	$407,037	2.5%	$160,251	$154,307	3.9%	$257,071	$252,730	1.7%	$1,335	$1,305	2.3%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF JUNE 30, 2021 AND 2020

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg	Q2 2021	Q2 2020	% Chg
Atlanta, GA	11,434	$107,387	$105,005	2.3%	$40,449	$39,114	3.4%	$66,938	$65,891	1.6%	$1,489	$1,463	1.7%
Dallas, TX	9,767	80,663	80,144	0.6%	36,572	34,541	5.9%	44,091	45,603	(3.3)%	1,303	1,301	0.2%
Tampa, FL	5,220	52,472	49,289	6.5%	18,306	17,213	6.3%	34,166	32,076	6.5%	1,558	1,489	4.6%
Charlotte, NC	5,867	48,103	47,605	1.0%	15,191	14,537	4.5%	32,912	33,068	(0.5)%	1,268	1,258	0.7%
Washington, DC	7,117	46,237	46,398	(0.3)%	14,502	13,929	4.1%	31,735	32,469	(2.3)%	1,799	1,805	(0.3)%
Orlando, FL	5,274	49,682	48,675	2.1%	18,777	17,965	4.5%	30,905	30,710	0.6%	1,469	1,467	0.1%
Austin, TX	4,080	58,656	58,658	(0.0)%	27,920	25,580	9.1%	30,736	33,078	(7.1)%	1,288	1,271	1.3%
Raleigh/Durham, NC	4,375	41,901	40,858	2.6%	14,049	13,771	2.0%	27,852	27,087	2.8%	1,195	1,160	3.0%
Nashville, TN	5,350	37,233	36,329	2.5%	13,704	12,860	6.6%	23,529	23,469	0.3%	1,329	1,306	1.8%
Houston, TX	4,867	37,507	37,476	0.1%	17,300	16,007	8.1%	20,207	21,469	(5.9)%	1,211	1,222	(0.8)%
Fort Worth, TX	4,249	34,561	33,259	3.9%	14,827	13,717	8.1%	19,734	19,542	1.0%	1,212	1,175	3.2%
Jacksonville, FL	3,496	26,614	25,153	5.8%	9,317	8,725	6.8%	17,297	16,428	5.3%	1,196	1,147	4.2%
Charleston, SC	2,623	26,526	25,123	5.6%	9,649	9,342	3.3%	16,877	15,781	6.9%	1,289	1,232	4.6%
Phoenix, AZ	3,168	22,889	21,519	6.4%	6,348	5,996	5.9%	16,541	15,523	6.6%	1,349	1,278	5.5%
Richmond, VA	2,004	16,768	15,832	5.9%	5,525	5,142	7.4%	11,243	10,690	5.2%	1,272	1,216	4.6%
Savannah, GA	1,837	14,627	13,578	7.7%	5,620	4,888	15.0%	9,007	8,690	3.6%	1,195	1,140	4.8%
Greenville, SC	2,084	13,859	12,989	6.7%	5,399	5,196	3.9%	8,460	7,793	8.6%	970	934	3.8%
Memphis, TN	1,811	13,130	11,968	9.7%	5,085	4,739	7.3%	8,045	7,229	11.3%	1,096	1,025	7.0%
Birmingham, AL	1,462	11,139	10,562	5.5%	4,393	4,168	5.4%	6,746	6,394	5.5%	1,126	1,071	5.1%
Huntsville, AL	1,110	9,016	8,023	12.4%	2,894	2,691	7.5%	6,122	5,332	14.8%	1,072	974	10.1%
San Antonio, TX	1,504	11,024	10,935	0.8%	5,034	4,804	4.8%	5,990	6,131	(2.3)%	1,138	1,118	1.8%
Kansas City, MO-KS	1,228	9,110	8,992	1.3%	3,424	3,221	6.3%	5,686	5,771	(1.5)%	1,302	1,282	1.6%
Other	7,076	55,255	51,722	6.8%	20,273	18,878	7.4%	34,982	32,844	6.5%	1,205	1,155	4.3%
Total Same Store	97,003	$824,359	$800,092	3.0%	$314,558	$297,024	5.9%	$509,801	$503,068	1.3%	$1,320	$1,291	2.2%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of
		June 30, 2021				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date (1)	Cost	Q2 2021	After
MAA Westglenn	Denver, CO	306	46	73	3Q19	2Q21	4Q21	4Q22	84,500	67,748	16,752
MAA Robinson	Orlando, FL	369	158	84	3Q19	2Q21	4Q21	1Q23	99,000	88,713	10,287
Sand Lake (2)	Orlando, FL	264	141	99	4Q19	2Q21	4Q21	1Q23	68,000	60,132	7,868
MAA Park Point	Houston, TX	308	21	27	4Q19	2Q21	1Q22	1Q23	57,000	43,711	13,289
MAA Windmill Hill	Austin, TX	350	—	—	4Q20	1Q22	3Q22	4Q23	63,000	17,930	45,070
Novel Val Vista (3)	Phoenix, AZ	317	—	—	4Q20	3Q22	1Q23	2Q24	72,500	20,700	51,800
Novel West Midtown (3)	Atlanta, GA	340	—	—	2Q21	4Q22	3Q23	3Q24	89,500	14,233	75,267
Novel Daybreak (3)	Salt Lake City, UT	400	—	—	2Q21	4Q22	3Q23	4Q24	94,000	13,015	80,985
Total Active		2,654	366	283					$627,500	$326,182	$301,318

(1)Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2)  MAA owns 95% of the joint venture that owns this property.

(3)  MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Six months ended June 30, 2021
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
2,800	$15,775	$5,634	$132	11.3%	8,000 - 11,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of June 30, 2021
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization (1)	Total Cost
MAA Frisco Bridges II	Dallas, TX	348	92.5%	1Q21	3Q21	$65,483
Novel Midtown (2)	Phoenix, AZ	345	46.7%	2Q21	2Q22	$81,699
Total		693	69.7%			$147,182

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

2021 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2021)

Multifamily Development Acquisition (1)	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Daybreak	Salt Lake City, UT	400	3Q23	April 2021
Novel West Midtown	Atlanta, GA	340	3Q23	April 2021

(1) MAA owns 80% of the joint ventures that own these properties.

Land Acquisition	Market	Acreage	Closing Date
MAA Westshore	Tampa, FL	19	June 2021

2021 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2021)

Multifamily Disposition	Market	Apartment Units	Closing Date
Crosswinds	Jackson, MS	360	June 2021
Pear Orchard	Jackson, MS	389	June 2021
Reflection Pointe	Jackson, MS	296	June 2021
Lakeshore Landing	Jackson, MS	196	June 2021

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2021

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,273,237	93.9%	3.7%	7.4
Floating rate debt	280,000	6.1%	0.2%	0.1
Total	$4,553,237	100.0%	3.5%	7.0

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,187,292	92.0%	3.4%	5.2
Secured debt	365,945	8.0%	4.4%	27.2
Total	$4,553,237	100.0%	3.5%	7.0

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2021 NOI	Percent of Total
Unencumbered gross assets	$13,713,470	92.2%	$253,672	94.6%
Encumbered gross assets	1,154,277	7.8%	14,494	5.4%
Total	$14,867,747	100.0%	$268,166	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2021	$72,750	5.4%
2022	366,368	3.6%
2023	360,733	4.2%
2024	417,581	4.0%
2025	402,730	4.2%
2026	—	—
2027	595,369	3.7%
2028	395,782	4.2%
2029	561,082	3.7%
2030	297,023	3.1%
Thereafter	803,819	3.0%
Total	$4,273,237	3.7%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2021 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2021	$280,000	$—	$72,750	$—	$352,750
2022	—	249,465	116,903	—	366,368
2023	—	348,497	12,236	—	360,733
2024	—	397,615	19,966	—	417,581
2025	—	396,611	—	6,119	402,730
2026	—	—	—	—	—
2027	—	595,369	—	—	595,369
2028	—	395,782	—	—	395,782
2029	—	561,082	—	—	561,082
2030	—	297,023	—	—	297,023
Thereafter	—	443,993	—	359,826	803,819
Total	$280,000	$3,685,437	$221,855	$365,945	$4,553,237
(1)

The $280.0 million maturing in 2021 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of June 30, 2021. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended June 30, 2021, average daily borrowings outstanding under the commercial paper program were $401.8 million.

(2)

There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of June 30, 2021. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	30.6%	Yes
Total secured debt to adjusted total assets	40% or less	2.5%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.6x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	327%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	27.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	2.3%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.6x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.0%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2021 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Full Year 2021
Earnings:
Earnings per common share - diluted	$3.79 to $3.99
Midpoint	$3.89
Core FFO per Share - diluted	$6.65 to $6.85
Midpoint	$6.75
Core AFFO per Share - diluted	$5.97 to $6.17
Midpoint	$6.07

MAA Same Store Portfolio:
Number of units	97,003
Average physical occupancy	95.70% to 96.10%
Property revenue growth	3.75% to 4.25%
Full year effective blended lease-over-lease pricing	6.50% to 7.50%
Property operating expense growth	4.25% to 4.75%
NOI growth	3.25% to 4.25%
Real estate tax expense growth	3.25% to 4.25%

Corporate Expenses:
General and administrative expenses	$51.0 to $53.0 million
Property management expenses	$55.0 to $57.0 million
Total overhead	$106.0 to $110.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	—
Multifamily disposition volume	$225.0 to $275.0 million
Development investment	$250.0 to $350.0 million

Debt:
Average effective interest rate	3.4% to 3.6%
Capitalized interest	$8.5 to $9.5 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 million to 119.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2021 GUIDANCE
	Full Year 2021 Guidance Range
	Low	High
Earnings per common share - diluted	$3.79	$3.99
Real estate depreciation and amortization	4.39	4.39
Gains on sale of depreciable assets	(1.66)	(1.66)
FFO per Share - diluted	6.52	6.72
Non-Core FFO items (1)	0.13	0.13
Core FFO per Share - diluted	6.65	6.85
Recurring capital expenditures	(0.68)	(0.68)
Core AFFO per Share - diluted	$5.97	$6.17
(1)

Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs, and mark-to-market debt adjustments.

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Positive
Moody’s Investors Service (2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Earnings release & conference call	Late October	Late January	Late April	Late July

Dividend Information - Common Shares:	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Declaration date	5/19/2020	9/24/2020	12/8/2020	3/23/2021	5/18/2021
Record date	7/15/2020	10/15/2020	1/15/2021	4/15/2021	7/15/2021
Payment date	7/31/2020	10/30/2020	1/29/2021	4/30/2021	7/30/2021
Distributions per share	$1.0000	$1.0000	$1.0250	$1.0250	$1.0250

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11